UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22461

Morgan Creek Global Equity Long/Short Institutional Fund

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Mark Vannoy, Treasurer
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code:  (919) 933-4004

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2015

Item 1.  Report to Stockholders.

MORGAN CREEK
CAPITAL MANAGEMENT

ALTERNATIVE THINKING ABOUT INVESTMENTS

ANNUAL REPORT TO STOCKHOLDERS

FOR THE YEAR ENDED MARCH 31, 2015

MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Financial Statements with
Report of Independent Registered Public Accounting Firm

For the Year Ended March 31, 2015

Contents

Letter to Investors	1
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Statement of Assets and Liabilities	6
Schedule of Investments	7
Statement of Operations	11
Statement of Changes in Net Assets	12
Statement of Cash Flows	14
Notes to Financial Statements	16
Board of Trustees (Unaudited)	29
Fund Management (Unaudited)	30
Other Information (Unaudited)	31
Approval of Investment Management Agreement (Unaudited)	32
Privacy Notice	34

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors

The Morgan Creek Global Equity Long/Short Fund (the “Fund” or “GELS”) seeks to generate attractive long-term returns with lower volatility and correlation relative to traditional equity benchmarks. The Fund utilizes a unique Hybrid structure that combines opportunistic allocations, to what we believe to be top-tier investment firms drawn from Morgan Creek’s extensive global network of relationships, and a direct investment portfolio (“Morgan Creek Direct” or “MCD”), that is concentrated in the best ideas drawn from the overall portfolio. We believe this combination of external managers and internal management provides a significant edge in being able to tactically adjust the portfolio to take advantage of investment opportunities and manage risk. The Investment Process begins with Morgan Creek choosing a cohort of managers to express our top investment themes, which currently include: Wealth Transfer to Developing Markets, Growth of the Emerging Markets Consumer, Energy & Natural Resources, Demographics & Healthcare and Abenomics – Japanese Reflation. Once we have established the core manager portfolio to capitalize on our asset allocation views, we create our direct investment portfolio by implementing a proprietary process that selects the highest conviction investment ideas from the underlying managers.

For the fiscal year ended March 31, 2015 the Fund generated strong results relative to the MSCI World Index, gaining +13.1% compared to +6.0%. Consistent with its investment objective, GELS achieved these results with lower volatility (8.3% vs. 8.5%) and correlation (0.52). Alpha generation of 10.0% over the trailing fiscal year was the primary driver of returns and resulted in particularly strong performance during market drawdowns, such as in the third quarter of last year and more recently in March of this calendar year. The following section will provide a closer look at the last two calendar year quarters since our Semi-Annual Report update.

Fourth Quarter 2014

Following solid results in Q3 when GELS was up slightly in the face of the MSCI World’s (2.2%) decline, the Fund’s performance similarly diverged from the overall market in Q4, outperforming the benchmark by over 300 basis points (+4.1% vs. +1.0%). All of the sub-strategies outperformed the MSCI World during the quarter, with Healthcare, Asia, Morgan Creek Direct and Energy & Natural Resources each returning over 4%, while Technology and Global Long/Short generated more modest outperformance.

Performance in Asia was driven by solid gains from the Fund’s direct exposure to Japan. After getting off to a rough start in October, Japanese equities turned around abruptly toward the end of the month when the Bank of Japan (BOJ) surprised markets by announcing it was expanding its quantitative easing program. The BOJ announced it would increase Japanese Government Bond (JGB) purchases from ¥50 to ¥80 trillion/year and ETF and REIT purchases to ¥3 trillion and ¥30 billion per year, respectively. In a parallel announcement, Japan’s $1.2 trillion Government Pension Investment Fund announced it would increase domestic equity exposure from 17% to 25% and reduce its JGB exposure to 35% from 65%. The combination of these two announcements caused Japanese equities to rally sharply and the Yen to weaken. By quarter end, the MSCI Japan Index had gained +6.7% in Yen terms compared to a loss of (2.4%) in US dollars. GELS’ Japan managers are fully currency hedged and finished the quarter solidly in positive territory. The other material driver of gains in Asia was from the Fund’s investment in the Alibaba Group, as BABA shares appreciated 17%.

It is rare to have all sub-strategies outperform the market during any given quarter, as was the case in Q4. There is always an element of randomness in these circumstances but we cannot help but think it provides further evidence that the Fund’s returns are indeed decoupling from the overall market. Digging a little deeper, not everything worked within the sub-strategies and performance was the most mixed in Technology and Global Long/Short. The Fund’s two Technology managers had a rocky quarter, with solid performance in the first two months giving way to a sharp decline in December, as some of their higher beta and higher multiple names did not recover with the overall market the last two weeks of the year. Interestingly, the two manager’s performance exactly offset one another,

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	1

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors (continued)

up +6.2% vs. down (6.2%), but our position size in the positive was much larger than the negative, thus leading to an overall positive outcome. Similarly, while results were mixed within Global Long/Short portfolio, the winners outweighed the losers and the overall group returned +1.5%. The worst performing manager in the group did suffer a large loss of (11.7%), but fortunately was a small position. This manager’s losses were driven by exposure to Saudi Arabia and Energy, both of which were significantly negatively impacted by the sharp decline in oil prices following OPEC’s decision to not cut production at its November 27th meeting.

GELS’ dedicated exposure to Energy & Natural Resources fared quite well, however, gaining +4.8% vs. the S&P 500 Energy Index’s sharp (10.7%) decline. Both of the Fund’s managers in the space went net short the sector as oil collapsed and generated meaningful gains being short numerous high cost E&P and Oil Services companies. As far as oil is concerned, after collapsing by over (55%) from its high last summer, our base case is for prices to stabilize around $50 before starting to recover in late 2015, or early 2016, as supply moderates and demand picks up. The current environment appears most similar to the supply shock in 1985 when oil prices fell (67%) over a four-month period after Saudi Arabia rapidly increased production from 3 million to 5 million bpd in response to other OPEC member states cheating on their quotas. Prices eventually recovered +115% over the ensuing 16 months, right before the October 1987 stock market crash and another supply shock sent the oil down another (44%). The current dislocation is creating tremendous opportunities both long and short and we expect to increase exposure to the sector accordingly.

One final point on the portfolio is that we are intently focused on gaining exposure to Alpha opportunities and deemphasize traditional market Beta participation. Our efforts can be seen in the portfolio through more exposure to idiosyncratic investments, like the Alibaba Group, and by our active increase in exposure to short-biased managers. Hedging is a critical component of the portfolio, and in thinking about downside protection, we believe that the old saw that trees (and markets) don’t grow to the sky, and, importantly, having been through numerous cycles in the past, we have seen this movie before. We can see the warning signs of market euphoria and are therefore actively incorporating ways to not only hedge the overall portfolio, but to generate absolute profit, when the inevitable shift in momentum goes the other direction. Sir John Templeton’s wisdom that the four most dangerous words in investing are, “this time is different” is a core belief of the Fund’s philosophy. We do not claim to be highly skilled market-timers; however, we believe it is prudent to continually assess the likelihood of the market trend reversing and to actively seek ways to protect the portfolio.

First Quarter 2015

GELS gained a strong +5.5% in Q1 versus +2.3% for the MSCI World during the period and extended its lead over the trailing year to 708 bps, rising +13.1% versus +6.0% for the Index. The Fund has been quite consistent over the past year, outperforming the benchmark in each of the last three quarters, including seven of the last nine months. Importantly, despite GELS’ strong upside capture in periods of strength like the most recent quarter, the Fund has protected capital effectively during more volatile times as well, such as during Q3 of last year. This type of protection is important and could be increasingly critical if the Federal Reserve raises interest rates later this year as it has been signaling. We think downside protection, which has been a cornerstone of the GELS strategy since inception, will become increasingly important in that environment, and judging by the recent price action in global equities, markets already appear unsettled simply over the threat of rising rates. To that point, over the past nine months, the MSCI World Index has essentially traded sideways, with negative months slightly outnumbering positive months. We believe that this up and down price action is being driven by uncertainty in the marketplace about the Fed’s course of action.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	2

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors (continued)

Heightened volatility was on display to start the year, with the MSCI World falling (1.8%) in January. U.S. equities led the downturn and the S&P 500 Index declined (3.0%). GELS fell along with markets, losing (0.6%), but losses were significantly lower than the indices, in large part due to one of the Fund’s short-biased managers, which returned a robust +8.2% off of gains in a number of energy related short positions. The Fund bounced back nicely in February, capturing a respectable amount of the market’s upside. Healthcare and Japan drove results, while the Global Long/Short managers, after performing well in January, lagged. March proved to be the truly differentiating month for GELS during the quarter, with the Fund gaining +2.9% while the MSCI World lost (1.6%). Strong alpha generation was driven by every sub-strategy with the exception of Technology, which experienced some unexpected losses on the short side. The rest of the portfolio was propelled by stellar results during Q4 earnings season, where a number of the Fund’s largest portfolio holdings reported significantly better than expected results. The long-only Morgan Creek Direct portfolio, which benefits the most from earnings surprises, gained +2.6% during March, exhibiting significant alpha relative to the overall market’s decline. For the quarter as a whole, Morgan Creek Direct was the third largest contributor to returns after Asia and Healthcare.

Technology fell (2.9%) during the quarter and was the lone detractor at the sub-strategy level. The Fund’s two dedicated Technology managers had mixed results, with one losing (5.3%) and the other gaining +2.1%. Unfortunately, and in a complete flip-flop from last quarter, the laggard was the larger of the two positions, thus completely offsetting gains from the winner and then some. Both managers experienced significant unrealized losses on the short side in positions we think will ultimately prove profitable. The environment for shorting, while slowly improving, continues to be difficult for managers. As one of GELS’ managers recently quipped in their quarterly letter, “eventually though, the gravitational pull of earnings and cash flow (or lack thereof) will bring these high fliers to ground. We believe we are being thrown a very fat pitch here and expect to take advantage of it.” This manager was referring to a number of short positions in the Hong Kong market that have indiscriminately risen amidst the current euphoria associated with the mainland stock connect program. We agree and see similar “fat pitches” in a number of opportunities across our managers’ short books.

In light of the more volatile market environment we expect going forward, we continue to emphasize Alpha opportunities, while deemphasizing Beta participation. On the latter point, and in response to a modest uptick in the Fund’s observed beta, we added several tactical market hedges to the portfolio during March. On the former point, and similar to the expectation of adding exposure to Energy & Natural Resources on volatility going forward, we used the weakness in India during March to add New Horizon to the portfolio. New Horizon is a long-only India manager with an outstanding long-term track record of alpha generation. We think India represents a compelling alpha opportunity the next 3 to 5 years and with the addition of New Horizon now have a direct expression of this view in the portfolio.

In summary, GELS has a simple goal, to generate equity returns (returns equivalent to the MSCI World Index net of all fees and expenses) with less volatility and correlation than traditional long-only strategies. We have a secondary goal in how we measure the success of the strategy as well, in that we expect the Fund to outperform 75% of the hedge funds in the marketplace (again, net of fees) thanks to superior manager selection and consistent Alpha generation. We believe we have achieved those objectives by focusing on our core strength of identifying outstanding hedge fund managers (early in their careers) and building a concentrated portfolio of specialty managers in our key thematic areas and by augmenting that core portfolio with our Best Ideas portfolio (Morgan Creek Direct) which helps us manage the overall portfolio net exposure to maintain levels necessary to achieve those return (and risk management) objectives. Now in our third year of the Hybrid Model approach, we are pleased to report that

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	3

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors (continued)

GELS ranked in the top quartile of hedge funds in terms of net performance for both 2013 and 20141. While the intermediate term results are quite strong, our work is not done, as we have very high expectations for the Fund and aspire to become the best-in-class solution for investors who want global equity exposure with materially less risk than traditional approaches. Importantly, we are excited about how the portfolio is currently positioned as we enter what appears to be another challenging environment and we believe the risk/reward profile of GELS will add significant value to investors’ portfolios in the coming quarters and years. We encourage you to reach out and let us know what we can do to help facilitate your review of the Fund and look forward to partnering with you for many years to come.

[1]	Source(s): Morgan Stanley Prime Brokerage – Strategic Content Group and Capital Introductions 4Q14 Hedge Fund Trend, published February 2015. Please note the data is based upon information provided by Morgan Stanley and has not been independently verified by Morgan Creek

Regards, Mark W. Yusko Chief Executive Officer & Chief Investment Officer

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	4

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
 Morgan Creek Global Equity Long/Short Institutional Fund

We have audited the accompanying statement of assets and liabilities of Morgan Creek Global Equity Long/Short Institutional Fund (“the Fund”), including the schedule of investments, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in portfolio funds and securities owned as of March 31, 2015, by correspondence with the portfolio funds’ investment managers or the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Creek Global Equity Long/Short Institutional Fund at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
 May 29, 2015

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	5

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Assets and Liabilities
 March 31, 2015 (in U.S. dollars)

Assets
Investments in Portfolio Funds, at fair value (cost of $51,763,104)	$73,298,010
Investments in Securities (cost of $15,039,806)	18,081,604
Cash and cash equivalents	1,041,898
Subscriptions to Portfolio Funds made in advance	3,900,000
Receivable for securities sold	3,016,137
Prepaid assets	18,891
Dividends receivable	3,157
Total assets	$99,359,697

Liabilities
Securities sold short (proceeds of $585,455)	$590,523
Loan payable	2,519,254
Subscriptions received in advance	1,160,000
Accrued expenses and other liabilities	172,667
Due to Advisor	77,840
Management fees payable	56,908
Redemptions payable	3,607
Accrued interest payable	168
Total liabilities	4,580,967

Net assets	$94,778,730

Components of net assets:
Net capital	87,295,510
Accumulated net investment loss	(17,597,645)
Accumulated net realized gain from investments	509,229
Net unrealized appreciation on investments	24,571,636
Net assets	$94,778,730

Net asset value per Share:
77,009.41 Shares issued and outstanding, par value $0.01 per share, unlimited Shares authorized	$1,230.74

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	6

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Schedule of Investments
 March 31, 2015 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity[1,2]	Next Available Redemption Date[3]
Investments in Portfolio Funds
Asia
Glade Brook Private Investors III, LLC
1,500 shares	$1,500,000	$2,223,524	2.35%	United States	0-5 Years	N/A
Glade Brook Private Investors, LLC
17 shares – Series B	16,716	1,003	0.00	Cayman Islands	1 Year	N/A
Glade Brook Private Investors, LLC
10 shares – Series C	10,434	2,453	0.00	Cayman Islands	1 Year	N/A
Indus Japan Fund, Ltd.
4,634 shares – Class A	4,500,000	5,158,341	5.44	Cayman Islands	Quarterly	6/30/2015
SR Global Fund Inc. – Japan Portfolio
26,482 shares – Class H	3,578,430	4,320,571	4.56	Cayman Islands	Monthly	4/30/2015
Teng Yue Partners Offshore Fund, L.P.
4,187 shares	4,750,000	8,800,990	9.29	Cayman Islands	Quarterly	6/30/2015
Tybourne Equity (Offshore) Fund
2,214 shares – Series A	2,213,800	2,960,166	3.12	Cayman Islands	Quarterly	6/30/2015
Total Asia	16,569,380	23,467,048	24.76

Energy & Natural Resources
Marianas Fund Ltd.
2,906 shares – Class A	3,000,000	3,268,367	3.45	Cayman Islands	Quarterly	6/30/2015
Tiger Eye Fund, Ltd.
2,093 shares – Class A	2,500,000	3,353,479	3.54	Cayman Islands	Quarterly	6/30/2015
Total Energy & Natural Resources	5,500,000	6,621,846	6.99

Financials
Samlyn Offshore, Ltd.
47 shares – Class S	47,184	47,184	0.05	Cayman Islands	0-5 Years	N/A
Total Financials	47,184	47,184	0.05

Global Long/Short
Espalier Global Offshore Fund, Ltd.
4,000 shares – Class A	4,000,000	3,713,308	3.92	Cayman Islands	Quarterly	6/30/2015
Falcon Edge Global Ltd.
467 shares – Class B	467,280	446,964	0.47	Cayman Islands	Quarterly	6/30/2015
Falcon Edge Global Ltd.
4,351 shares – Class C	4,340,893	5,591,296	5.90	Cayman Islands	Quarterly	6/30/2015

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	7

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Schedule of Investments (continued)
 March 31, 2015 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity[1,2]	Next Available Redemption Date[3]
Global Long/Short (continued)
Horseman Global Fund Ltd.
9,136 shares – Class B	$2,500,000	$2,792,519	2.95%	Cayman Islands	Quarterly	6/30/2015
Hound Partners Offshore Fund, Ltd.
2,779 shares – Class A	2,500,625	4,466,712	4.71	Cayman Islands	Quarterly	6/30/2015
Passport Long Short Fund, Ltd.
2,500 shares – Class B	2,500,000	2,412,409	2.54	British Virgin Islands	Monthly	4/30/2015
Viking Global Equities III, Ltd.
1,427 shares – Class L	2,490,334	4,383,481	4.62	Cayman Islands	Monthly	4/30/2015
Total Global Long/Short	18,799,132	23,806,689	25.11

Healthcare
Broadfin Healthcare Offshore Fund, Ltd.
1,447 shares – Series A	2,649,285	8,203,848	8.66	Cayman Islands	Quarterly	6/30/2015
Total Healthcare	2,649,285	8,203,848	8.66

Technology
ACM Opportunities, L.P.
1,750 shares – Class E	1,750,000	1,750,000	1.85	United States	0-5 Years	N/A
Artis Partners 2X, Ltd.
426 shares – Class K	49,429	—	0.00	Cayman Islands	0-5 Years	N/A
Light Street Xenon, Ltd.
1,966 shares – Class A	2,250,000	2,631,853	2.78	Cayman Islands	Quarterly	6/30/2015
Tiger Global, Ltd.
5,655 shares – Class C	2,751,312	4,489,394	4.74	Cayman Islands	Monthly	4/30/2015
Tiger Global, Ltd.
6,025 shares – Class E	1,397,382	2,280,148	2.40	Cayman Islands	Monthly	4/30/2015
Total Technology	8,198,123	11,151,395	11.77

Total Investments in Portfolio Funds	$51,763,104	$73,298,010	77.34%

Investments in Securities
Common Stocks
Global Opportunistic
Actavis PLC*
2,611 shares	$736,725	$777,086	0.82%	United States

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	8

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Schedule of Investments (continued)
 March 31, 2015 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile
Common Stocks (continued)
Alibaba Group ADR
17,404 shares	$1,039,906	$1,448,709	1.53%	United States
Asos PLC*
17,500 shares	895,517	942,642	0.99	United Kingdom
Autohome, Inc.*
18,915 shares	794,870	831,693	0.88	United States
Avis Budget Group, Inc.*
11,596 shares	662,010	684,337	0.72	United States
Charter Communication, Inc.*
4,193 shares	608,975	809,710	0.86	United States
Cheniere Energy Inc.*
9,607 shares	706,743	743,582	0.78	United States
Colfax Corporation*
13,883 shares	765,339	662,636	0.70	United States
Facebook, Inc. – Class A*
9,555 shares	714,514	785,564	0.83	United States
Flamel Technologies*
49,768 shares	629,226	894,829	0.94	United States
Fleetcor Technologies, Inc.*
4,792 shares	488,230	723,209	0.76	United States
Horizon Pharma, Inc*
43,074 shares	533,636	1,118,631	1.18	United States
Illumina Inc*
4,542 shares	901,062	843,177	0.89	United States
Liberty Global PLC – Class A*
14,327 shares	616,531	713,628	0.75	United States
Mastercard, Inc. – Class A
8,347 shares	563,372	721,097	0.76	United States
Progenics Pharmaceuticals*
125,663 shares	765,715	751,465	0.79	United States
Qihoo 360 Technology Co. Ltd.*
13,255 shares	1,033,142	678,656	0.72	United States
Spirit AeroSystems Holdings, Inc. – Class A*
14,723 shares	608,774	768,688	0.81	United States
TransDigm Group, Inc.
3,492 shares	490,977	763,770	0.81	United States

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	9

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Schedule of Investments (continued)
 March 31, 2015 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile
Common Stocks (continued)
Twenty-First Century Fox, Inc.
21,046 shares	$680,185	$712,197	0.75%	United States
Valeant Pharmaceuticals International, Inc.*
4,347 shares	465,936	863,401	0.91	United States
Vipshop Holdings Limited*
28,631 shares	338,421	842,897	0.89	United States
Total Common Stocks	15,039,806	18,081,604	19.07

Total Investments	$66,802,910	$91,379,614	96.41%

	Proceeds	Fair Value
Securities Sold Short
Exchange Traded Funds
Global Long/Short
Direxion Daily S&P 500 Bull
3,300 shares	$(289,115)	$(291,852)	(0.31)%	United States
ProShares UltraPro QQQ
2,900 shares	(296,340)	(298,671)	(0.31)	United States
Total Exchange Traded Funds	(585,455)	(590,523)	(0.62)

Total Securities Sold Short	$(585,455)	$(590,523)	(0.62)%
Other Assets, less Liabilities		3,989,639	4.21
Total Net Assets		$94,778,730	100.00%

(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(2)	0-5 Years - Portfolio Funds will periodically redeem depending on cash availability.
(3)	Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2015 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Portfolio Funds may be subject to fees.
*	Non-income producing security.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	10

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Operations
 For the Year Ended March 31, 2015 (in U.S. dollars)

Investment income
Dividends	$1,241,972

Expenses
Management fees	629,952
Administration fees	224,479
Legal fees	68,721
Audit fees	65,381
Transfer agent fees	49,101
Trustees’ fees	37,500
Insurance fees	36,432
Consultancy fees	22,500
Interest expense on Securities sold short	2,645
Interest expense	1,459
Other fees	60,254
Total expenses before management fee reduction	1,198,424

Repayment of expense reimbursement	133,759
Management fee reduction	(472,464)
Net expenses	859,719

Net investment income	382,253

Realized and unrealized gain from investments in Portfolio Funds and Securities
Net realized gain from investments in Portfolio Funds	1,137,635
Net realized gain from investments in Securities	1,228,713
Net realized loss from investment in Global Equity Long/Short Master Fund*	(415,859)
Net realized gain on Securities sold short	2,448
Net change in unrealized appreciation on investments in Portfolio Funds	6,066,535
Net change in unrealized appreciation on investments in Securities	960,168
Net change in unrealized depreciation from investment in Global Equity Long/Short Master Fund*	(417,742)
Net change in unrealized depreciation on Securities sold short	(5,068)
Net realized and unrealized gain from investments in Portfolio Funds and Securities	8,556,830

Net increase in net assets resulting from operations	$8,939,083

*	As of July 1, 2014, the Global Equity Long/Short Master Fund transferred its assets into Global Equity Long/Short Institutional Fund. The net realized loss and net change in unrealized depreciation for investment in Global Equity Long/Short Master Fund reflects gains and losses in the period from April 1, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	11

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Changes in Net Assets
 (in U.S. dollars)

For the Year Ended March 31, 2014

Increase in net assets resulting from operations:
Net investment income	$606,254
Net realized gain from investments in Global Equity Long/Short Master Fund	4,992
Net change in unrealized appreciation on investments in Global Equity Long/Short Master Fund	392,349
Net increase in assets resulting from operations	1,003,595

Distributions to Shareholders from:
Net investment income	(601,351)

Capital share transactions:
Subscriptions (representing 3,996.80 Shares)	4,414,372
Redemptions (representing 66.12 Shares)	(74,523)
Distributions reinvested (representing 548.29 Shares)	601,351
Net increase in net assets resulting from capital share transactions	4,941,200

Net increase in net assets	5,343,444

Net assets
Beginning of year (representing 2,354.36 Shares)	2,389,586
End of year (representing 6,833.33 Shares)	$7,733,030

Accumulated net investment income	$13,847

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	12

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Changes in Net Assets (continued)
 (in U.S. dollars)

For the Year Ended March 31, 2015

Increase in net assets resulting from operations:
Net investment income	$382,253
Net realized gain from investments in Portfolio Funds	1,137,635
Net realized gain from investments in Securities	1,228,713
Net realized loss from investment in Global Equity Long/Short Master Fund	(415,859)
Net realized gain on Securities sold short	2,448
Net change in unrealized appreciation on investments in Portfolio Funds	6,066,535
Net change in unrealized appreciation on investments in Securities	960,168
Net change in unrealized depreciation from investment in Global Equity Long/Short Master Fund	(417,742)
Net change in unrealized depreciation on Securities sold short	(5,068)
Net increase in assets resulting from operations	8,939,083

Distributions to Shareholders from/in excess of:
Net investment income	(3,372,048)

Capital share transactions:
Subscriptions (representing 13,333.60 Shares)	15,567,714
Redemptions (representing 213.50 Shares)	(248,996)
Distributions reinvested (representing 2,890.75 Shares)	3,372,048
Capital transfers due to De-Spoking (representing 54,165.23 Shares)	62,787,899
Net increase in net assets resulting from capital share transactions	81,478,665

Net increase in net assets	87,045,700

Net assets
Beginning of year (representing 6,833.33 Shares)	7,733,030
End of year (representing 77,009.41 Shares)	$94,778,730

Accumulated net investment loss	$(17,597,645)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	13

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Cash Flows
 For the Year Ended March 31, 2015 (in U.S. dollars)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$8,939,083
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investment in Portfolio Funds	(17,088,231)
Purchases of investments in Securities	(21,251,422)
Purchases of investment in Global Equity Long/Short Master Fund	(4,645,118)
Proceeds from sales of investments in Portfolio Funds	10,735,773
Proceeds from sales of investments in Securities	15,399,528
Proceeds from Securities sold short	587,903
Net realized gain from investments in Portfolio Funds	(1,137,635)
Net realized gain from investments in Securities	(1,228,713)
Net realized loss from investment in Global Equity Long/Short Master Fund	415,859
Net realized gain on Securities sold short	(2,448)
Net change in unrealized appreciation on investments in Portfolio Funds	(6,066,535)
Net change in unrealized appreciation on investments in Securities	(960,168)
Net change in unrealized depreciation on Securities sold short	5,068
Net change unrealized depreciation from investment in Global Equity Long/Short Master Fund	417,742
Changes in operating assets and liabilities:
Increase in subscriptions to Portfolio Funds made in advance	(3,900,000)
Increase in prepaid assets	(18,891)
Decrease in dividends receivable	(3,157)
Decrease in due from Advisor	47,190
Decrease in due from Master	96,454
Increase in accrued expenses and other liabilities	130,891
Increase in due to Advisor	77,840
Increase in management fees payable	56,908
Increase in accrued interest payable	168
Transfer of other assets and liabilities from De-Spoking transaction	3,497,262
Net cash used in operating activities	(15,894,649)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	14

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Cash Flows (continued)
 For the Year Ended March 31, 2015 (in U.S. dollars)

Cash flows from financing activities:
Proceeds from advances on line of credit	$3,263,691
Repayment of advances on line of credit	(744,437)
Subscriptions (net of change in subscriptions received in advance of $840,000)	14,727,714
Redemptions (net of change in redemptions payable $61,425)	(310,421)
Net cash provided by financing activities	16,936,547

Net increase in cash and cash equivalents	1,041,898

Cash and cash equivalents
Beginning of year	—
End of year	$1,041,898

Supplemental disclosure of cash flow information:
Distributions reinvested	$3,372,048

Interest paid	$3,936

Supplemental disclosure of non-cash transactions:
Non-cash capital transfers due to De-Spoking	$62,787,899

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	15

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements
 March 31, 2015

1.	Organization and Nature of Business

Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010. The Fund commenced operations on October 3, 2011 (“Commencement of Operations”) and operates pursuant to the Agreement and Declaration of Trust (the “Trust Instrument”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund is structured as a fund-of-funds and its investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. The Fund seeks to achieve this objective primarily by investing in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”) and exchange traded funds, and common stocks (“Securities”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and equity securities that augment these strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investments portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Portfolio Funds are managed by third-party investment managers (the “Managers”) selected by the investment adviser, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases.

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser. The Advisor also serves as the investment adviser to Morgan Creek Opportunity Offshore Fund, Ltd. (the “Cayman Fund”). The Advisor is responsible for providing day-to-day investment management services to the Funds, subject to the supervision of the Funds’ Board of Trustees (the “Board” or each separately a “Trustee”).

Prior to July 1, 2014, the Fund was a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invested substantially all of its assets in the Global Equity Long/Short Master Fund (the “Master Fund”). On July 1, 2014, the Master Fund transferred its assets into the Fund, in exchange for Fund Shares and all existing shares of the Master Fund owned by the Fund and the assumption of all the liabilities of the Master Fund (the “De-Spoking Transaction”). The Master Fund then liquidated and distributed all of the Fund Shares that it received in connection with the De-Spoking Transaction to the former Master Fund shareholders in exchange for all of the outstanding Master Fund Shares. Upon completion of the De-Spoking Transaction, each former Master Fund Shareholder became the owner of Fund Shares equal in net asset value as of July 1, 2014. As of June 30, 2014, 73,086 shares were issued and outstanding for the Master Fund of which 132 shares were liquidated, 60,038 were converted into shares of the Fund and the remaining 12,916 were exchanged for the assets of the Master Fund. The De-Spoking Transaction constitutes a reorganization within the meaning of section 368(a)(1)(C) of the United States Internal Revenue Code of 1986 and neither the Master Fund Shareholders nor the Fund Shareholders will recognize any gain or loss in conjunction with the transaction.

Immediately prior to the De-Spoking Transaction, the net assets of the Master Fund were $76,433,894. The net assets were made up of $15,468,371 of unrealized appreciation on investments in Portfolio Funds and $2,081,630 of unrealized appreciation on investments in Securities. For financial reporting purposes, investments received were recorded at fair value,

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	16

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

however, the cost basis of the investments received from the Master Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gain and losses with amounts distributable for tax purposes. Any amounts of accumulated net investment income or accumulated net realized gain were distributed prior to the De-Spoking Transaction.

The Board has overall responsibility for overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Fund.

Investors in the Fund (“Shareholders”) are governed by the Trust Instrument and bound by its terms and conditions. The security purchased by a Shareholder is a beneficial interest (a “Share”) in the Fund. All Shares shall be fully paid and are non-assessable. Shareholders shall have no preemptive or other rights to subscribe for any additional Shares.

Investments in the Fund generally may be made only by U.S. investment companies or other investment vehicles that are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended and “qualified clients” within the meaning of Rule 205-3 promulgated under the Advisers Act. The Fund may decline to accept any investment in its discretion. The Board (or its designated agent) may admit Shareholders to the Fund from time to time upon the execution by a prospective investor of the appropriate documentation. Shares will be issued at the net asset value (“NAV”) per Share of the Fund.

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders pursuant to written tenders by Shareholders. The Advisor anticipates that it will recommend to the Board to cause the Fund to conduct repurchase offers on a quarterly basis in order to permit the Fund to conduct repurchase offers for Shares. However, there are no assurances that the Board will, in fact, decide to undertake any repurchase offer. The Fund will make repurchase offers, if any, to all Shareholders, on the same terms, which may affect the size of the Fund’s repurchase offers. A Shareholder may determine, however, not to participate in a particular repurchase offer or may determine to participate to a limited degree, which will affect the liquidity of the investment of any investor in the Shareholder. In the event of a tender for redemption, the Fund, subject to the terms of the Trust Instrument and the Fund’s ability to liquidate sufficient Fund investments in an orderly fashion determined by the Board to be fair and reasonable to the Fund and all of the Shareholders, shall pay to such redeeming Shareholder within 90 days the proceeds of such redemption, provided that such proceeds may be paid in cash, by means of in-kind distribution of Fund investments, or as a combination of cash and in-kind distribution of Fund investments. Shares will be redeemed at the NAV per Share of the Fund.

2.	Summary of Significant Accounting Policies

Basis for Accounting

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Management has determined that the Fund is an investment company in accordance with ASC 946 “Investment Companies” for the purpose of financial reporting.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	17

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

Investment in the Fund

The Fund is offered on a continuous basis through Town Hall Capital, LLC (the “Distributor”), an affiliate of the Advisor. The initial closing date (“Initial Closing Date”) for the public offering of shares (“Shares”) was October 3, 2011. Shares were offered at an initial offering price of $1,000 per Share, and have been offered in a continuous monthly offering thereafter at the Fund’s then current net asset value (“NAV”) per Share. The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Selling Agents”), which have agreed to participate in the distribution of the Fund’s Shares.

Valuation of Portfolio Funds and Securities

The Fund carries its investments in Portfolio Funds at fair value in accordance with ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which clarifies the definition of fair value for financial reporting, establishes a hierarchal disclosure framework for measuring fair value and requires additional disclosures about the use of fair value measure.

The NAV of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below, or as may be determined from time to time pursuant to policies established by the Advisor. The Fund’s NAV is calculated by State Street Bank & Trust Company, in its capacity as the Fund’s administrator (the “Administrator,” or “State Street”).

The Board has ultimate responsibility for valuation but has delegated the process of valuing securities for which market quotations are not readily available to the Valuation Committee (the “Committee”). The Committee is responsible for monitoring the Fund’s valuation policies and procedures (which have been adopted by the Board and are subject to Board supervision), making recommendations to the Board on valuation-related matters and ensuring the implementation of the valuation procedures used by the Fund to value securities, including the fair value of the Fund’s investments in Portfolio Funds. These procedures shall be reviewed by the Board no less than frequently than annually. Any revisions to these procedures that are deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Investments in Portfolio Funds held by the Fund are valued as follows:

The Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV in accordance with Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) - Investments in Certain Entities That Calculate Net Assets Value per Share (or Its Equivalent) (“ASU 2009-12”). If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investments. Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering and governing documents. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ operating documents.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	18

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

The Advisor’s rationale for the above approach derives from the reliance it places on its initial and ongoing due diligence, which understands the respective controls and processes around determining the NAV with the Managers of the Portfolio Funds. The Advisor has designed an ongoing due diligence process with respect to the Portfolio Funds and their Managers, which assists the Advisor in assessing the quality of information provided by, or on behalf of, each Portfolio Fund and in determining whether such information continues to be reliable or whether further investigation is necessary.

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Advisor not to be indicative of its fair value, the Advisor will determine, in good faith, the fair value of the Portfolio Fund subject to the approval of the Board and pursuant to procedures adopted by the Board and subject to the Board’s supervision. The Advisor values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s Portfolio Funds may differ significantly from the values that would have been used had a ready market for the Portfolio Funds held by the Fund been available.

Investments in Publicly Traded Securities held by the Fund are valued as follows:

The Fund values investments in publicly traded securities, including exchange traded funds and common stocks, that are listed on a national securities exchange at their closing price on the last business day of the period.

Securities Sold Short

Securities sold short represent obligations of the Fund to deliver the specified security at the future price and, thereby, create a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk since the Fund’s satisfaction of the obligations may exceed the amount recognized in the Statement of Assets and Liabilities.

Cash and Cash Equivalents

Cash and cash equivalents include cash and time deposit with an original maturity of 90 days or less, and are carried at cost, which approximated fair value.

Income and Operating Expenses

The Fund bears its own expenses including, but not limited to, legal, accounting (including third-party accounting services), auditing and other professional expenses, offering costs, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Operating expenses are recorded as incurred.

Recognition of Gains and Losses

Change in unrealized appreciation (depreciation) from each Portfolio Fund and Security is included in the Statement of Operations as net change in unrealized appreciation (depreciation) on investments.

Investment transactions in Portfolio Funds and Securities are recorded on a trade date basis. Any proceeds received from Portfolio Fund redemptions and Security sales that are in excess of the Portfolio Fund’s or Security’s cost basis are classified as net realized gain from investments on the Statement of Operations. Any proceeds received from Portfolio Fund redemptions and Security sales that are less than the Portfolio Fund’s and Security’s cost basis are classified as net realized loss from investments on the Statement of Operations. Realized gains and losses from investments in Portfolio Funds and Securities are calculated based on average cost basis.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	19

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

Income Taxation

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on a Portfolio Fund’s or Security’s income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of March 31, 2015. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund’s major tax jurisdictions are the United States, the State of Delaware and the State of North Carolina. As of March 31, 2015, all tax years remain subject to examination.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to RICs and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended March 31, 2015, the Fund deferred to April 1, 2015 for U.S. federal income tax purposes the following losses:

Post-October currency and specified ordinary losses	$—
Post-October short-term capital losses	$—
Post-October long-term capital losses	$—

As of March 31, 2015, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$88,135,992
Gross tax unrealized appreciation	$26,250,666
Gross tax unrealized depreciation	$(23,007,044)
Net tax unrealized appreciation (depreciation) on investments	$3,243,622

Distribution of Income and Gains

The Fund declares and pays dividends annually from its net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	20

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Distributions paid from:
Ordinary income	$3,368,519
Long-term gain	$3,529

Permanent differences due to the sale of marked-to-market PFICs and PFICs acquired from the De-Spoking Transaction resulted in the following reclassifications among the Fund’s components of net assets as of March 31, 2015:

Accumulated net investment income (loss)	$(14,621,697)
Accumulated net realized gain (loss)	$(1,447,237)
Net capital	$16,068,934

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income (loss)	$4,408,648
Short term capital loss carryover	$(163,982)
Unrealized appreciation (depreciation)	$3,238,554

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions.

3.	Fair Value of Financial Instruments

In accordance with ASC 820, the Fund discloses the fair value of its investments in Portfolio Funds and Securities in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	21

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

Level 2 - Other significant observable inputs including fair value of investments with the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date; and

Level 3 - Other significant unobservable inputs including fair value of investments that do not have the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Advisor generally uses the NAV per share of the investment (or its equivalent) reported by the Portfolio Fund as the primary input to its valuation; however, adjustments to the reported amount may be made based on various factors.

A Portfolio Fund’s or Security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Advisor. The Advisor considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Portfolio Funds within the hierarchy is based upon the redemption terms of the Portfolio Funds and does not necessarily correspond to the Advisor’s perceived risk of the Portfolio Funds.

All of the Fund’s investments in Portfolio Funds have been classified within level 2 or level 3. All of the Fund’s investments in Securities have been classified within level 1 and Securities Sold Short have been classified within level 1. Transfers in and/or out of levels are recognized at the date of circumstances that caused the transfer.

The Advisor’s belief of the most meaningful presentation of the strategy classification of the Portfolio Funds and Securities is as reflected on the Schedule of Investments.

Hedge funds such as the Portfolio Funds are generally funds whose shares are issued pursuant to an exemption from registration under the 1940 Act or are issued offshore that typically offer subscription and redemption options to investors. The frequency of such subscriptions or redemptions is dictated by such fund’s governing documents. The amount of liquidity provided to investors in a particular Portfolio Fund is generally consistent with the liquidity and risk associated with the Portfolio Funds (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to the investors).

Liquidity of individual hedge funds vary based on various factors and may include “gates,” “holdbacks” and “side pockets” imposed by the manager of the hedge fund, as well as redemption fees which may also apply. These items have been identified as illiquid (“0-5 years”) on the Schedule of Investments.

Assumptions used by the Advisor due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	22

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

The following is a summary of the inputs used as of March 31, 2015 in valuing the Fund’s investments in Portfolio Funds and Securities carried at fair value:

	Assets at Fair Value as of March 31, 2015
	Level 1	Level 2	Level 3	Total
Investments
Portfolio Funds
Asia	$—	$4,320,571	$19,146,477	$23,467,048
Energy & Natural Resources	—	6,621,846	—	6,621,846
Financials	—	—	47,184	47,184
Global Long/Short	—	8,918,236	14,888,453	23,806,689
Healthcare	—	8,203,848	—	8,203,848
Technology	—	2,631,853	8,519,542	11,151,395
Securities
Common Stocks – Global Opportunistic	18,081,604	—	—	18,081,604
Total Investments	$18,081,604	$30,696,354	$42,601,656	$91,379,614

	Liabilities at Fair Value as of March 31, 2015
	Level 1	Level 2	Level 3	Total
Securities Sold Short
Exchange Traded Funds – Global Long/Short	$(590,523)	$—	$—	$(590,523)
Total Securities Sold Short	$(590,523)	$—	$—	$(590,523)

The following is a reconciliation of investments in Portfolio Funds for which significant unobservable inputs (level 3) were used in determining fair value:

	Asia	Financials	Global Long/Short	Technology	Total
Balance as of April 1, 2014	$—	$—	$—	$—	$—
Purchases	6,545,772	—	861,541	1,750,000	9,157,313
Sales	(5,866,237)	(52,569)	(316,967)	—	(6,235,773)
Net realized gain (loss)	138,806	(28,108)	58,173	—	168,871
Net change in unrealized appreciation (depreciation)	3,172,592	—	1,051,159	(270,261)	3,953,490
Transfers into level 3*	15,155,544	127,861	13,234,547	7,039,803	35,557,755
Transfers out of level 3	—	—	—	—	—
Balance as of March 31, 2015	$19,146,477	$47,184	$14,888,453	$8,519,542	$42,601,656

Net change in unrealized appreciation (depreciation) on level 3 investments in Portfolio Funds still held as of March 31, 2015	$3,172,592	$—	$1,051,159	$(270,261)	$3,953,490

*	Transfers into level 3 represent level 3 investments that were transferred from Global Equity Long/Short Master Fund at July 1, 2014.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	23

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

There were no changes in valuation technique and no other transfers between the levels of the fair value hierarchy during the reporting period, except as noted above.

Net realized gain and net change in unrealized appreciation (depreciation) presented above are reflected in the accompanying Statement of Operations.

4.	Investments in Portfolio Funds and Securities

The Fund has the ability to liquidate its investments in Portfolio Funds periodically, ranging from monthly to every five years, depending on the provisions of the respective Portfolio Funds’ operating agreements. As of March 31, 2015, the Fund was invested in twenty Portfolio Funds. All Portfolio Funds in which the Fund invested are individually identified on the Schedule of Investments. These Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives and other financial instruments and commodities.

The Managers of substantially all Portfolio Funds receive an annual management fee from 1% to 2% of the Portfolio Fund’s NAV of the respective Portfolio Funds. Management of the Portfolio Funds also receive performance allocations from 15% to 20% of the Fund’s net profit from its investments in the respective Portfolio Funds, subject to any applicable loss carryforward provisions, as defined by the respective Portfolio Funds’ operating agreements.

For the year ended March 31, 2015, aggregate purchases and proceeds from sales of investments in Portfolio Funds and Securities were $42,984,771 and $39,643,012 respectively.

For the year ended March 31, 2015, aggregate proceeds from securities sold short was $587,903.

5.	Offering of Shares

The Fund’s Share activities for the year ended March 31, 2015 were as follows:

Balance as of April 1, 2014	Subscriptions	Redemptions	Distributions	Capital transfers due to De-Spoking	Balance as of March 31, 2015
6,833.33	13,333.60	(213.50)	2,890.75	54,165.23	77,009.41

6.	Management Fee, Related Party Transactions and Other

The Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Fund payable to the Advisor, and administration fees, custody fees, and transfer agent fees payable to State Street.

In consideration for its advisory and other services, the Advisor shall receive a quarterly management fee, payable quarterly in arrears based on the NAV of the Fund as of the last business day of such quarter, prior to any quarter-end redemptions, in an amount equal to an annual rate of 1.00% of the Fund’s NAV. The Advisor has voluntarily reduced the management fee to 0.25% of the Fund’s NAV from July 1, 2013 to June 30, 2015. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the Portfolio Funds and indirectly borne by Shareholders in the Fund. For the year ended March 31, 2015, the Fund incurred management fees of $629,952 of which $472,464 was reduced by the Advisor and $56,908 was payable to the Advisor as of March 31, 2015.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	24

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

The Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 1.35%, excluding amortization of acquired fund fees and expenses, of the Fund’s average net assets until July 31, 2024. Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the Expense Cap. Expenses covered by the Expense Cap include all of the Fund’s expenses other than (i) Acquired Fund Fees and Expenses, (ii) any taxes paid by the Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses).

If, in any month during which the Investment Management Agreement is in effect, the estimated annualized total covered operating expenses for the Fund are less than the 1.35% Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund of the previously reimbursed expenses to the extent that the Fund’s annualized total operating expenses plus the amount so reimbursed does not exceed, for such month, the 1.35% Expense Limitation. The Advisor will be entitled to reimbursement of all Investment Management Fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the Fund pursuant to the Expense Limitation during the previous thirty-six months. During the year ended March 31, 2015, the Fund was required to repay the Advisor $133,759.

The Advisor has paid and borne all expenses of the Fund categorized as organizational costs.

State Street provides accounting and administrative services to the Fund under an administrative services agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is paid a monthly administrative fee at an annual rate of 0.07% of the Fund’s monthly NAV for these services.

State Street also serves as the Fund’s Custodian and Transfer Agent. State Street is entitled to custody fees as reasonable compensation for its services and expenses as agreed upon from time to time between the Fund on behalf of each applicable Portfolio Fund and State Street. Transfer agent fees are payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by State Street on the Fund’s behalf. For the year ended March 31, 2015, the Fund incurred transfer agent fees of $49,101, of which $9,593 were payable as of March 31, 2015.

7.	Credit Agreement

The Fund has entered into a credit agreement with Credit Suisse International that bears interest at LIBOR plus 1.90%. The average LIBOR rate for the year ended March 31, 2015 was 0.24%. The maximum aggregate principal amount of credit that may be extended to the Fund at any time is $10,000,000 (the “Credit Limit”). The Fund also pays a fee equal to 0.80% of the Credit Limit less any outstanding principal amounts (the “Credit Line Fee”). The credit agreement is set to expire on December 1, 2015. The terms of the credit facility include limits on other indebtedness aggregate volatility, minimum net equity and other standard covenants. This credit agreement is not used as leverage, rather to provide bridge financing and meet liquidity needs that may arise. During the year ended March 31, 2015, the Credit Line Fee was $21,237. The average borrowings outstanding for the year ended March 31, 2015 were $815,923. As of March 31, 2015, the Fund had outstanding borrowings of $2,519,254. The Credit Facility is collateralized by all Portfolio Fund investments of the Fund.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	25

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

8.	Risks and Contingencies

The Fund’s investments in Portfolio Funds may be subject to various risk factors including market, credit, currency and geographic risk. The Fund’s investments in Portfolio Funds may be made internationally and thus may have concentrations in such regions. The Fund’s investments in Portfolio Funds are also subject to the risk associated with investing in Portfolio Funds. The Portfolio Funds are generally illiquid, and thus there can be no assurance that the Fund will be able to realize the value of such investments in Portfolio Funds in a timely manner. Since many of the Portfolio Funds may involve a high degree of risk, poor performance by one or more of the Portfolio Funds could severely affect the total returns of the Fund.

Although the Fund’s investments in Portfolio Funds are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

From time to time, the Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Fund. As of March 31, 2015, the Cayman Fund maintains a significant holding in the Fund which represents 73.14% of the Fund’s NAV.

In order to obtain more investable cash, the Portfolio Funds may utilize a substantial degree of leverage. Leverage increases returns to investors if the Managers earn a greater return on leveraged investments than the Managers’ cost of such leverage. However, the use of leverage, such as margin borrowing, exposes the Fund to additional levels of risk including (i) greater losses from investments in Portfolio Funds than would otherwise have been the case had the Managers not borrowed to make the investments in Portfolio Funds, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments in Portfolio Funds where the Portfolio Funds fails to earn a return that equals or exceeds the Managers’ cost of leverage related to such Portfolio Funds.

In the normal course of business, the Portfolio Funds in which the Fund invests may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance-sheet risk. These include, but are not limited to, leverage, short selling, global tactical asset allocation strategies, event-drive strategies and other related risks pursuant to the Trust Instrument. The Fund’s risk of loss in each Portfolio Fund is limited to the value of the Fund’s interest in each Portfolio Fund as reported by the Fund.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

9.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	26

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

10.	Financial Highlights

The following summary represents per Share data, ratios to average net assets(a) and other financial highlights information for Shareholders for the year ended March 31, 2015, 2014, 2013 and for the period from October 3, 2011 (commencement of operations) through March 31, 2012:

Per Share operating performance:	2015	2014	2013	2012
Net asset value per Share, beginning of year/period	$1,131.66	$1,014.96	$1,013.44	$1,000.00

Net investment income (b)	7.32	146.67	73.91	18.83
Net realized and unrealized gain (loss) from investments in Portfolio Funds and Securities	138.27	102.76	(29.37)	29.40
Net increase resulting from operations	145.59	249.43	44.54	48.23

Distributions paid from (in excess of)
Net investment income	(46.51)	(132.73)	(43.02)	(34.79)

Net asset value per Share, end of year/period	$1,230.74	$1,131.66	$1,014.96	$1,013.44

Total return (c)	13.09%	24.99%	4.55%	4.96%

Ratio of total expenses to average net assets (d) (i)	1.95%	3.10%	21.37%	176.99%

Ratio of total expenses after expense reimbursement and management fee reduction (d) (e) (f) (i)	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets (f) (j)	0.62%	13.32%	7.36%	1.87%

Portfolio turnover (g)	43.62%	71.64%	40.01%	27.73%

Net assets, end of year/period (in 000’s)	$94,779	$7,733	$2,390	$166

(a)	Average net assets is calculated using the average net asset value of the Fund at the end of each month throughout the year. The impact of the De-Spoking Transaction is included in the net asset value of the Fund at June 30, 2014.
(b)	Calculated based on the average Shares outstanding methodology.
(c)	Total return assumes a subscription of a Share in the Fund at the beginning of the year/period indicated and a repurchase of a Share on the last day of the period, assumes reinvestment of all distributions during the period, incurred when subscribing to the Fund. Total return is not annualized for periods less than twelve months.
(d)	Curent year ratio includes expenses of the Fund prior to July 1, 2014 and does not include expenses of the Global Equity Long/Short Master Fund. Ratio is annualized for periods less than twelve months.
(e)	The Fund did not have management fee reduction prior to July 1, 2014. Ratio is annualized for periods less than twelve months.
(f)	Current year ratio includes income and expenses of the Fund prior to July 1, 2014 and does not include expenses of the Global Equity Long/Short Master Fund. Ratio is annualized for periods less than twelve months.
(g)	The portfolio turnover rate reflects the investment activities of the Fund. Portfolio turnover rate is not annualized for periods less than twelve months.
(h)	Represents a percentage of expenses reimbursed per the prospectus.
(i)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ expenses.
(j)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ income and expenses.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	27

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
 March 31, 2015

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

11.	Subsequent Events

Management has determined that there are no material events requiring additional disclosures in the financial statements through this date.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	28

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
William C. Blackman 1946	Trustee	Since 2010	Shareholder of Blackman & Sloop (accounting firm) from 2005 to June 2008.	2 Funds	None
Michael S. McDonald 1966	Trustee	Since 2010	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	2 Funds	None
Sean S. Moghavem 1964	Trustee	Since 2010
President of Archway Holdings Corp. since prior to 2005 to present; President of URI Health and Beauty LLC since prior to 2005 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.
				2 Funds	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2010
Mr. Yusko has been Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
				2 Funds	None
Josh Tilley 1977	Trustee, Principal	Since 2015
Mr. Tilley has been Principal of Investments at Morgan Creek Capital Management, LLC since July 2004. Previously Mr. Tilley served as an associate for UNC Management Company, LLC from 2003-2004 where he was responsible for manager research and due diligence and overall portfolio strategy and tactical asset allocation decisions.
				2 Funds	None

(1)	The address for each of the Funds’ Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.
(2)	Trustees serve until their resignation, removal or death.
(3)	The information above includes each Trustee’s principal occupation during the last five years. The Fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call the Fund at 1-919-933-4004.
(4)	Mr. Yusko and Mr. Tilley are “interested persons,” as defined in the 1940 Act, of the Funds based on their position with Morgan Creek Capital Management, LLC and its affiliates.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	29

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2010
Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2011	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.
David K. James 1970	Secretary	Since 2010	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 to present).

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	30

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Portfolio Funds; and (2) how the Fund voted proxies relating to Portfolio Funds during the most recent period ended March 31 is available without charge, upon request, by calling the Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	31

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited)

The Board met at an in-person meeting on December 8, 2014. Matters bearing on the Fund’s investment management agreement (the “Agreement”) with the Advisor were considered. The Trustees received information relating to the Agreement derived from a number of sources and covering a range of issues. At the meeting, the Board, including a majority of the Independent Trustees unanimously voted to approve the Agreement with Morgan Creek for the Fund for an additional period ending December 31, 2015.

In considering the approval of the Agreement, the Independent Trustees requested and evaluated extensive materials from Morgan Creek and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by Morgan Creek; (b) the breadth and experience of the investment management and research staff of Morgan Creek; (c) financial information for Morgan Creek; (d) marketing and distribution support to be provided by Morgan Creek to the Fund; (e) the current Form ADV of Morgan Creek; (f) the expected profitability report of Morgan Creek with respect to the Fund; (g) the fees charged to other clients relative to fees charged to the Fund by Morgan Creek; and (h) the resources devoted to compliance with the Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form Morgan Creek’s portions of the Fund’s compliance program and (v) Morgan Creek’s responsibilities overseeing the Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to Morgan Creek, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Fund; commitment for a period of time to provide contractual expense cap to the Fund; potential benefits to Morgan Creek from its relationship to the Fund, including revenues to be derived from services provided to the Fund by its affiliates, if any; and potential benefits to the Fund and its shareholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Fund for the 3-month, 6-month, one-year, and two-year periods ended September 30, 2014, and since the Fund’s inception. The Board noted that the net total return performance of the Fund outperformed the performance of the peer group selected by Lipper and the Funds’ benchmark. For the trailing 3-month, 6-month, one-year, two-year and since inception periods, the Fund ranked 4th out of 20, 4th out of 19, 1st out of 18, 2nd out of 18, and 3rd out of 18, respectively.

The Independent Trustees also reviewed the Fund’s performance compared to the performance of its benchmark index, the MSCI World Index. For the following periods ended September 30, 2014, the total returns of the Fund and MSCI World Index were, respectively, 18.00% and 12.20% for the trailing one-year.

The Board recognized a number of factors that contributed to the difference in performance of the Fund compared to its peer funds including the fact that many funds in the peer group could be characterized as being more “market directional,” while many of the underlying funds that the Fund owns utilize hedging strategies or strategies that perform better when markets are less one directional. The Board noted the strong, upward performance of global equity markets over the relative periods. The Board further noted the challenges of finding a statistically significant sample size of peer funds with long/short strategies that are similar to the Fund, noting that the managers of such funds differ in terms of style, structure and sector focus.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	32

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited) (continued)
Management Fees and Total Expense Ratios. The Board discussed with Morgan Creek the level of the advisory fee for the Fund relative to comparable funds as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the fees were within range of funds with similar investment objectives and strategies. The Board found that the total expenses, which were 1.35% (not including underlying fund expenses) for the Fund for the fiscal year ended on March 31, 2014, were lower than the average total expenses (1.45%) and median total expenses (1.45%) the respective fiscal year ends (ranging from August 31, 2013, to June 30, 2014) of the Fund’s 18 peer funds. The total expenses including the underlying fund expenses were 9.10% for the fiscal year ended March 31, 2014. The Board further noted that Morgan Creek continues to currently waive a significant percentage of its management fee and employs an expense cap to reduce costs to shareholders. For the fiscal year ended March 31, 2014, the actual management fee after the fee waiver was 1.08%. Since the Fund is relatively new, the Board also took into account the fact that its assets are smaller than a number of the peer group funds, which results in its costs being relatively higher than larger funds.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of Morgan Creek, the Board considered the revenues earned and expenses incurred by Morgan Creek. As to profits realized by Morgan Creek, the Board reviewed information regarding its income and expenses related to the management and operation of the Fund. The Board concluded that Morgan Creek has adequate resources to fulfill its responsibilities under the Agreements. The Board noted that to date the Adviser has not been profitable with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in their management fees or other means, such as expense caps or fee waivers. The Trustees noted that the assets of the Fund were still too small to meaningfully consider economies of scale and the necessity of breakpoints. Nevertheless, the Board recognized that the Fund benefited and will continue to benefit from expense caps and fee waivers with respect to its management fees.

Fall-Out Benefits. The Board concluded that other benefits derived by Morgan Creek from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by Morgan Creek and found them to be of high-quality and in the best interests of the Fund. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of Morgan Creek who provide the administrative and advisory services to the Fund. The Trustees also concluded that Morgan Creek continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Conclusion. The Independent Trustees concluded that Morgan Creek is a highly experienced investment manager and its key personnel have sufficient expertise necessary to continue to serve as investment adviser to the Fund. The Independent Trustees also concluded that the Fund’s expense ratio and profitability to Morgan Creek of managing the Fund was reasonable, and that economies of scale were not a significant factor in their thinking at this time as the Fund is relatively small in terms of assets. The Independent Trustees did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend the approval of the Investment Management Agreements to the full Board.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	33

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Privacy Notice

FACTS
WHAT DO MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND (THE “FUND”) AND MORGAN CREEK SERIES TRUST (THE “TRUST” AND COLLECTIVELY WITH THE FUND, THE “FUND COMPLEX”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and other information we receive from you on applications or other forms
•  Information about your transactions with us and our service providers, or others
•  Information we receive from consumer reporting agencies (including credit bureaus)

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy polices and practices described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund Complex chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Complex share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	No
For our affiliates to market to you	No	No
For non-affiliates to market to you	No	No

Questions?	Call (919) 933-4004 or go to http://www.morgancreekfunds.com/privacy-notice.html

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	34

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Privacy Notice (continued)

Who we are
Who is providing this notice?	Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”), Morgan Creek Series Trust (the “Trust” and collectively with the Fund, the “Fund Complex”)
What we do
How does the Fund Complex protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does the Fund Complex collect my personal information?
We collect your personal information, for example, when you:

•  open an account
•  purchase or sell shares
•  exchange shares

We also collect your personal information from others, such as credit bureaus.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness
•  affiliates from using your information to market to you
•  sharing for non-affiliates to market to you

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Fund Complex:

•  Morgan Creek Capital Management, LLC
•  Town Hall Capital, LLC
•  Hatteras Investment Partners, LLC

Nonaffiliates
Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Fund Complex and we may share your personal information as part of their everyday services to the Fund Complex.

•  State Street Bank and Trust Company
•  Gemini Fund Services, LLC
•  Northern Lights Distributors, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund Complex does not have any joint marketing agreements.

Other important information
In the event that you hold shares of the Fund Complex through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	35

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Morgan Creek Global Equity Long/Short Institutional Fund
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Trustees
William C. Blackman
Michael S. McDonald
Sean S. Moghavem
Mark W. Yusko
Joshua Tilley

Officers
Mark B. Vannoy
Taylor Thurman
David K. James

Advisor
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Administrator, Custodian, Fund Accounting Agent and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
901 K Street N.W., Suite 800
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MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	36

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	37

Item 2.  Code of Ethics.

(a)        Morgan Creek Global Equity Long/Short Institutional Fund (the “Institutional Fund”) has adopted a code of ethics that applies to the Institutional Fund’s principal executive officer and principal financial officer.  A copy of the Institutional Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

(c)        There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to the Institutional Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Institutional Fund or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)        The Institutional Fund has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Institutional Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Institutional Fund or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.  Audit Committee Financial Expert.

(a)(1)    The Board of Trustees of the Institutional Fund (the “Board”) has determined that the Institutional Fund has at least one audit committee financial expert serving on the audit committee.

(a)(2)    The audit committee financial expert is William Blackman.  Mr. Blackman has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N‑CSR.

Item 4.  Principal Accountant Fees and Services.

(a)        Audit Fees. The aggregate Audit Fees of the Institutional Fund’s independent public accountant for professional services rendered for the audit of the Institutional Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ended March 31, 2014, were $23,000 and for the fiscal year March 31, 2015, were $91,000.

(b)        Audit-Related Fees. The aggregate Audit-Related Fees of the Institutional Fund’s independent public accountant for assurances and related services that are reasonably related to the performance of the audit or review of the Institutional Fund’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the Institutional Fund, as cited within paragraph (e)(2) of this Item, for the fiscal year ended March 31, 2014, were $6,600 and for the fiscal year March 31, 2015, were $6,600. The 2015 fees were for consent letters for SEC filings.

(c)        Tax Fees. The aggregate Tax Fees of the Institutional Fund’s independent public accountant for professional services rendered for tax compliance, tax advice, and tax planning services, which included the review of federal and state income tax returns and the review of the federal excise tax returns, for the fiscal year ended March 31, 2014, were $8,400 and for the fiscal year March 31, 2015, were $13,100.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent public accountant’s tax division except those services related to the audit.

(d)        All Other Fees. The aggregate Other Fees of the Institutional Fund’s independent public accountant for all other non-audit services rendered to the Institutional Fund for the fiscal year ended March 31, 2014, were $0 and for the fiscal year March 31, 2015, were $0.

(e)(1)    Pursuant to the Institutional Fund’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountant.  Specifically, the Audit Committee will be responsible for evaluating the provision of non‑audit services to be provided to the registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any pre-approval requests submitted by the independent public accountant as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent public accountant to provide any services (other than prohibited non-audit services) including the fees and compensation to be paid to the independent public accountant.

(e)(2)    There were no pre-approval requirements waived for the services provided to the Institutional Fund described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no fees billed for services provided to the Institutional Fund, described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)        Not applicable.

(g)        The aggregate non-audit fees billed by the Institutional Fund’s accountant for services rendered to the Institutional Fund, and rendered to Morgan Creek Capital Management, LLC, the investment adviser to the Institutional Fund (the “Advisor”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Institutional Fund for each of the last two fiscal years of Institutional Fund, was $0.

(h)        The Institutional Fund’s Audit Committee has considered the provision of non-audit services that were rendered by the independent public accountant to the Advisor and the Advisor’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the U.S. Securities and Exchange Commission (“SEC”), regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The Institutional Fund has delegated to the Advisor the voting of proxies relating to the Institutional Fund’s portfolio securities. The policies and procedures used by the Advisor to determine how to vote proxies relating to the Institutional Fund's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the Advisor or any of its affiliates, are contained in the Advisor’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).

Item 8.  Portfolio Managers of Closed-End Management Investment Company.

(a)(1)    As of March 31, 2015, the portfolio manager of the Institutional Fund is:

Mark W. Yusko
Chief Investment Officer and Chief Executive Officer
Portfolio Manager
Investment experience: 20 years

Mr. Yusko is Chief Investment Officer and Chief Executive Officer of the Advisor since July 2004. Prior to forming the Advisor, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004.  Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office.  He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

(a)(2)    The Portfolio Manager, who is primarily responsible for the day-to-day management of the Institutional Fund and the Morgan Creek Series Trust (together with the Institutional Fund, the “Fund Complex”), also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2015: (i) the number of other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such vehicles and accounts; and (ii) the number and total assets of such vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (billions)	Number	Total Assets (billions)	Number	Total Assets (billions)
Mark W. Yusko	7	$1.1	32	$1.7	12	$1.3	(1)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)
Mark W. Yusko	5	$0.94	28	$1.7	7	$0.6	(1)

(1)
Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC and is a member of the investment committee of the Hatteras Core Alternatives Fund. $300 million included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by the Portfolio Manager.

Conflicts of Interest:

The Advisor engages in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisor engages in activities in which the Advisor's interests or the interests of its clients may conflict with the interests of the Institutional Fund or its shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisor can give no assurance that any conflicts of interest will be resolved in favor of the Institutional Fund or its shareholders.

The Portfolio Manager is responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. The Portfolio Manager may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Institutional Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest including those relating to cross trading and the allocation of investment opportunities.

Transactions by the Advisor — The Advisor may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Institutional Fund. Such an opportunity could include a business that competes with the Institutional Fund or a Portfolio Fund in which the Institutional Fund has invested or proposes to invest.

From time to time, the Advisor may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Institutional Fund. Due to the conflicts of interest involved and in accordance with applicable law, the Advisor will not make any investment for the Institutional Fund in any Portfolio Fund that is managed by an affiliate of the Advisor. Accordingly, there may be investments that are unavailable to the Institutional Fund due to the manager's affiliation with the Advisor. Further, in the event that the Advisor acquires a business or investment manager that is a manager of any Portfolio Fund, the Advisor may need to liquidate any investment by the Institutional Fund in a Portfolio Fund managed by such affiliated investment manager.

In addition, the Advisor may have other relationships with Portfolio Funds or Managers which may not result in the Advisor directly or indirectly controlling, being controlled by, or being under common control with, such Portfolio Funds or Managers. These relationships may include distribution or intermediary relationships with Portfolio Funds, strategic or principal investments in Portfolio Funds or their Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Institutional Fund may invest in one or more such Portfolio Funds or with one or more such Managers. In such circumstances, the management fee and the incentive fee charged by any such Portfolio Fund or Manager may still apply.

The Advisor's Asset Management Activities — The Advisor conducts a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisor's investment management activities may present conflicts if the Institutional Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Portfolio Funds — From time to time, a Portfolio Fund may seek the approval or consent of its investors in connection with certain matters relating to the Portfolio Fund. In such a case, the Advisor has the right to vote in its sole discretion the Institutional Fund's interest in the Portfolio Fund. The Advisor considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisor and its affiliates on the one hand, and the Managers and affiliates of the Portfolio Funds on the other hand, other than as a result of the Institutional Fund' investment in a Portfolio Fund. As a result of these existing business relationships, the Advisor may face a conflict of interest acting on behalf of the Institutional Fund and its shareholders.

Portfolio Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor whether holdings of the Portfolio Funds cause the Institutional Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Institutional Fund may need to hold its interest in a Portfolio Fund in non-voting form. Additionally, in order to avoid becoming subject to certain prohibitions under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to affiliated transactions, the Institutional Fund intends to own less than 5% of the voting securities of each Portfolio Fund. This limitation on owning voting securities is intended to ensure that a Portfolio Institutional Fund is not deemed an "affiliated person" of the Institutional Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Institutional Fund and other clients of the Advisor. To limit its voting interest in certain Portfolio Funds, the Institutional Fund may enter into contractual arrangements under which the Institutional Fund irrevocably waives its rights (if any) to vote its interest in a Portfolio Fund. The Institutional Fund will not receive any consideration in return for entering into a voting waiver arrangement. Other Portfolio Funds or accounts managed by the Advisor may also waive their voting rights in a particular Portfolio Fund. Subject to the oversight of the Institutional Fund's Board, the Advisor will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Advisor in the particular Portfolio Fund. These voting waiver arrangements may increase the ability of the Institutional Fund to invest in certain Portfolio Funds. However, to the extent the Institutional Fund contractually foregoes the right to vote the securities of a Portfolio Fund, the Institutional Fund will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including matters adverse to the Institutional Fund's interests. This restriction could diminish the influence of the Institutional Fund in a Portfolio Fund, as compared to other investors in the Portfolio Fund (which could include other Portfolio Funds or accounts managed by the Advisor, if they do not waive their voting rights in the Portfolio Fund), and adversely affect the Institutional Fund' investment in the Portfolio Fund, which could result in unpredictable and potentially adverse effects on the Institutional Fund’s shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Institutional Fund owns less than 5% of the voting securities of a Portfolio Fund. In these circumstances, transactions between the Institutional Fund and a Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Institutional Fund has entered into a voting waiver arrangement.

Client Relationships — The Advisor and its affiliates may have relationships with sponsors and managers of Portfolio Funds, corporations and institutions. In providing services to its clients and the Institutional Fund, the Advisor may face conflicts of interest with respect to activities recommended to or performed for, such clients on the one hand, and the Institutional Fund, the Institutional Fund’s shareholders and/or the Portfolio Funds on the other hand. The Advisor may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Institutional Fund, whether to or from a client of the Advisor, and in connection with the consideration offered by, and obligations of, such client of the Advisor in such transactions. In such cases, the Advisor will owe fiduciary duties to the client of the Advisor that may make the Advisor's interest adverse to that of the Institutional Fund. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Institutional Fund.

Diverse Membership; Relationships with Shareholders — The Institutional Fund’s shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Institutional Fund. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Institutional Fund and/or Portfolio Funds, the structuring of the acquisition of investments of the Institutional Fund, and the timing of disposition of investments. This structuring of the Institutional Fund' investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisor, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders' individual tax situations. In selecting Portfolio Funds for the Institutional Fund, the Advisor considers the investment and tax objectives of the Institutional Fund as a whole, not the investment, tax or other objectives of any shareholder individually.

Brokerage Activities — The Advisor will be authorized to engage in transactions in which it acts as a broker for the Institutional Fund and for another person on the other side of the transaction. In any such event, the Advisor may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. The Advisor may also act as agent for the Institutional Fund, Portfolio Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Institutional Fund, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Institutional Fund sold its securities separately from the Advisor's other clients.

Related Funds — Conflicts of interest may arise for the Advisor in connection with certain transactions involving investments by the Institutional Fund in Portfolio Funds, and investments by other funds advised by the Advisor, or sponsored or managed by the Advisor, in the same Portfolio Funds. Conflicts of interest may also arise in connection with investments in the Institutional Fund by other funds advised or managed by the Advisor or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisor or an affiliate may determine that an investment in a Portfolio Institutional Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Institutional Fund. Situations also may arise in which the Advisor, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Institutional Fund but, for various reasons, were not pursued by, or available to, the Institutional Fund. The investment activities of the Advisor, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Institutional Fund in certain situations if, among other reasons, the investment activities limit the Institutional Fund' ability to invest in a particular Portfolio Fund.

Management of the Fund — Personnel of the Advisor or its affiliates will devote such time as the Advisor, the Institutional Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Institutional Fund effectively. Officers, principals, and employees of the Advisor and its affiliates will also work on other projects for the Advisor and its other affiliates (including other clients served by the Advisor and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.  The Advisor has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Advisor seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Advisor has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)    Compensation:

Mr. Mark W. Yusko has significant day-to-day duties in the management of the Institutional Fund, including providing analysis and recommendations on asset allocation and Portfolio Fund selection. Mr. Yusko owns equity interests in the Advisor, which pays him a base salary and he may receive a bonus, and the Advisor is obligated to make distributions of profits to him, as well as the other members, on an annual basis.

(a)(4)    Ownership of Securities:

The following table sets forth, for the portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of March 31, 2015.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark. W. Yusko	$0

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Institutional Fund’s Board, where those changes were implemented after the Institutional Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 C.F.R. 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 C.F.R. 240.14a-101)), or this Item.

Item 11.  Controls and Procedures.

(a)        The Institutional Fund’s principal executive and principal financial officers have concluded that the Institutional Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act provide reasonable assurances that material information relating to the Institutional Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures, as of a date within 90 days of the filing date of this Form N-CSR.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)    Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)    The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Proxy voting policies and procedures of the Institutional Fund’s investment adviser are attached hereto in response to Item 7.

(b)        The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee
Date:	June 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee
Date:	June 3, 2015

By:	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer
Date:	June 3, 2015